UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

MODERNA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Technology Square
Cambridge, MA	02139
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 714-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MRNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c) On May 10, 2022, Jorge Gomez departed, effective immediately, from the role of Chief Financial Officer of Moderna, Inc. (the “Company”). In connection with Mr. Gomez’s departure, he will be provided certain benefits under the Company’s Amended and Restated Executive Severance Plan, comprising (i) 12 months’ salary, totaling $700,000, and (ii) COBRA coverage for 12 months. Mr. Gomez will forfeit his signing bonus, eligibility for relocation reimbursements, bonus eligibility and his eligibility for new hire equity awards that were disclosed by the Company in a Current Report on Form 8-K on April 11, 2022. Mr. Gomez’s departure follows the public disclosure on May 10, 2022 by Mr. Gomez’s former employer, Dentsply Sirona Inc., of an ongoing internal investigation into certain matters, including financial reporting.

David Meline, the Company’s recently retired Chief Financial Officer, will continue as Chief Financial Officer, effective May 11, 2022. Mr. Meline will continue to receive the benefits for which he was eligible while employed as Chief Financial Officer, which include an annual salary of $700,000, with an annual incentive target of 90% of his annual base salary, based upon achievement of certain individual performance goals and/or company performance goals established by the Company. Achievement of the goals will be determined in the sole discretion of the Compensation and Talent Committee of the Board of Directors (the “Compensation Committee”). In addition, in connection with Mr. Meline’s continued service as Chief Financial Officer, the Compensation Committee has agreed that Mr. Meline will continue to remain eligible for the full vesting of his 2022 annual stock option and restricted stock unit equity awards that were otherwise scheduled for forfeiture upon his retirement as an employee in July 2022, and Mr. Meline will also be granted 12 months from the last date of any service relationship with the Company to exercise any vested but unexercised stock options that he holds as of that date. Mr. Meline joined the Company as Chief Financial Officer in June 2020. Prior to joining the Company, Mr. Meline, 64, served as Executive Vice President and Chief Financial Officer of Amgen Inc. from 2014 to 2019. He previously held senior finance roles with 3M Company and General Motors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2022		MODERNA, INC.

	By:	/s/ Shannon Thyme Klinger
Shannon Thyme Klinger
Chief Legal Officer